================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2003

                                   ----------

                                  EMBREX, INC.
             (Exact name of registrant as specified in its charter)

                                   ----------

        North Carolina                 000-19495              56-1469825
 (State or other jurisdiction       (Commission File       (I.R.S. Employer
      of incorporation)                  Number)        Identification Number)

                 1040 SWABIA COURT, DURHAM, NORTH CAROLINA 27703
                    (Address of principal executive offices)

                                   ----------

                                 (919) 941-5185
              (Registrant's telephone number, including area code)

                                   ----------

                                       N/A
          (Former name or former address, if changed since last report)

================================================================================

Item 9. Regulation FD Disclosure

On March 28, 2003, Embrex, Inc. (the "Registrant") filed with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report"). Accompanying the Report were written statements provided to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The written statements are set forth below:

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Embrex, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randall L. Marcuson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Randall L. Marcuson
                                      -------------------------
                                      Randall L. Marcuson
                                      President and Chief Executive Officer
                                      March 28, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Embrex, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Don T. Seaquist, Vice President, Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Don T. Seaquist
                                      ---------------------
                                      Don T. Seaquist
                                      Vice President, Finance and Administration
                                      March 28, 2003

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

================================================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EMBREX, INC.


                                      By:    /s/ Randall L. Marcuson
                                             -----------------------------------
                                      Name:  Randall L. Marcuson
Dated: March 28, 2003                 Title: President and Chief Executive
                                             Officer

                                        3